UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 4

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2013 (July 1, 2013)

AMERICAN REALTY CAPITAL PROPERTIES, INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 12th Floor New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On July 2, 2013, American Realty Capital Properties, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Report”), in part, for the purpose of announcing its entry into an Agreement and Plan of Merger (the “Merger Agreement”), dated July 1, 2013, with American Realty Capital Trust IV, Inc., a Maryland corporation (“ARCT IV”), Thunder Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), ARC Properties Operating Partnership, L.P. (the “Company OP”), a Delaware limited partnership and the operating partnership of the Company, and American Realty Capital Operating Partnership IV, L.P. (the “ARCT IV OP”), a Delaware limited partnership and the operating partnership of ARCT IV, as amended on October 6, 2013 and October 11, 2013. The Merger Agreement provided for the merger of ARCT IV with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of the Company. In addition, the Merger Agreement provided for the merger of the ARCT IV OP with and into the Company OP (together with the Merger, the “Mergers”), with the Company OP being the surviving entity.

On July 22, 2013, the Company filed Amendment No. 1 to the Initial Report (“Amendment No. 1”) to provide ARCT IV’s historical financial statements for the year ended December 31, 2012 and the quarter ended March 31, 2013 and audited financial statements of the GE Capital Portfolio, as defined in Amendment No. 1, each as required by Item 9.01(a) of Form 8-K, and unaudited pro forma consolidated financial statements of the Company, including ARCT IV, as of March 31, 2013 and for the periods ended March 31, 2013 and December 31, 2012, as required by Item 9.01(b) of Form 8-K.

On November 1, 2013, the Company filed Amendment No. 2 to the Initial Report (“Amendment No. 2”) to provide ARCT IV’s unaudited historical financial information as of and for the period ended June 30, 2013, as required by Item 9.01(a) of Form 8-K, along with other applicable ARCT IV financial information.

On November 18, 2013, the Company filed Amendment No. 3 to the Initial Report (“Amendment No. 3”) to provide updated ARCT IV historical information as of and for the period ended September 30, 2013, as required by Item 9.01(a) of Form 8-K.

Following approval from both boards of directors and ARCT IV’s stockholders of the Mergers, the Mergers were consummated on January 3, 2014. Therefore, this Amendment No. 4 to the Initial Report (this “Amendment No. 4”) is being filed to provide the historical financial statements of ARCT IV on its behalf described in Item 9.01(a) of this Amendment No. 4, as required by Item 9.01(a) of Form 8-K, and unaudited pro forma financial information relating to the combination of the Company and ARCT IV, as required by Item 9.01(b) of Form 8-K. No other changes have been made to the Initial Report, Amendment No. 1, Amendment No. 2 or Amendment No. 3. Attached as Exhibit 23.1 to this Amendment No. 4 is the consent of Grant Thornton LLP to the inclusion of their report on the audited financial statements contained in Exhibit 99.1 to this Amendment No. 4 and applicable filings under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of ARCT IV as of December 31, 2013 and 2012 and for the year ended December 31, 2013 and the period from February 14, 2012 (date of inception) to December 31, 2012 are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of the Company as of and for the year ended December 31, 2013, giving effect to the Merger, are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP
99.1
Audited Consolidated Financial Statements of ARCT IV as of December 31, 2013 and 2012 and for the year ended December 31, 2013 and the period from February 14, 2012 (date of inception) to December 31, 2012

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company as of and for the year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

Date: March 14, 2014	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors